Exhibit 10.4

授权委托书

Power of Attorney

本人，吴益民，一位中国公民，身份证号码：XX，在本授权委托书签署之日拥有北京讯鸟软件有限公司（“北京讯鸟”）人民币7,070,439元的注册资本。就本人在北京讯鸟现时和将来持有的股权（“本人股权”），本人特此不可撤销地授权讯鸟数字科技（北京）有限公司 （“WFOE”）在本授权委托书的有效期内行使如下权利：

I, Wu Yimin, a Chinese citizen with Chinese Identification No.: XX , hold RMB 7,070,439 in the registered capital in Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Infobird Digital Technology (Beijing) Co., Ltd (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Beijing Infobird (“My Shareholding”) during the term of this Power of Attorney:

授权WFOE作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：1）参加北京讯鸟的股东会；2）行使按照法律和北京讯鸟章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命北京讯鸟的法定代表人、董事、监事、总经理以及其他高级管理人员等。

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of Beijing Infobird; 2) exercising all the shareholder’s rights and shareholder's voting rights I am entitled to under the laws of China and Beijing Infobird Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the directors, supervisors, the chief executive officer and other senior management members of Beijing Infobird.

WFOE将有权代表本人签署本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的独家购买权协议以及本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的股权质押协议（包括上述文件的修改、修订或重述，合称“交易文件”）中约定的需由本人签署的所有文件，如期履行交易文件，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 and the Equity Pledge Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

WFOE就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

秘密文件 Strictly Confidential

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。如果中国法律有要求，WFOE应指派中国公民行使上述权利。

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights.

在本人为北京讯鸟的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

During the period that I am a shareholder of Beijing Infobird, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给WFOE的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

吴益民 Wu Yimin 签字： By: /s/ Wu Yimin

秘密文件 Strictly Confidential

承认：

Acknowledged by：

讯鸟数字科技（北京）有限公司（章）

Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：

By: /s/ Wu Yimin

姓名： 吴益民

Name: Wu Yimin

职位： 法定代表人

Title: Legal Representative

秘密文件 Strictly Confidential

授权委托书

Power of Attorney

本人，姜冬良，一位中国公民，身份证号码：XX，在本授权委托书签署之日拥有北京讯鸟软件有限公司（“北京讯鸟”）人民币1,717,278.94元的注册资本。就本人在北京讯鸟现时和将来持有的股权（“本人股权”），本人特此不可撤销地授权讯鸟数字科技（北京）有限公司 （“WFOE”）在本授权委托书的有效期内行使如下权利：

I, Jiang Dongliang, a Chinese citizen with Chinese Identification No.: XX , hold RMB 1,717,278.94 in the registered capital in Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Infobird Digital Technology (Beijing) Co., Ltd (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Beijing Infobird (“My Shareholding”) during the term of this Power of Attorney:

授权WFOE作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：1）参加北京讯鸟的股东会；2）行使按照法律和北京讯鸟章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命北京讯鸟的法定代表人、董事、监事、总经理以及其他高级管理人员等。

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of Beijing Infobird; 2) exercising all the shareholder’s rights and shareholder's voting rights I am entitled to under the laws of China and Beijing Infobird Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the directors, supervisors, the chief executive officer and other senior management members of Beijing Infobird.

WFOE将有权代表本人签署本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的独家购买权协议以及本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的股权质押协议（包括上述文件的修改、修订或重述，合称“交易文件”）中约定的需由本人签署的所有文件，如期履行交易文件，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 and the Equity Pledge Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

WFOE就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

秘密文件 Strictly Confidential

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。如果中国法律有要求，WFOE应指派中国公民行使上述权利。

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights.

在本人为北京讯鸟的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

During the period that I am a shareholder of Beijing Infobird, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给WFOE的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

姜冬良 Jiang Dongliang 签字： By: /s/ Jiang Dongliang

秘密文件 Strictly Confidential

承认：

Acknowledged by：

讯鸟数字科技（北京）有限公司（章）

Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：

By: /s/Wu Yimin

姓名： 吴益民

Name: Wu Yimin

职位： 法定代表人

Title: Legal Representative

秘密文件 Strictly Confidential

授权委托书

Power of Attorney

本人，翁兵，一位中国公民，身份证号码：XX，在本授权委托书签署之日拥有北京讯鸟软件有限公司（“北京讯鸟”）人民币1,574,540元的注册资本。就本人在北京讯鸟现时和将来持有的股权（“本人股权”），本人特此不可撤销地授权讯鸟数字科技（北京）有限公司（“WFOE”）在本授权委托书的有效期内行使如下权利：

I, Weng Bing, a Chinese citizen with Chinese Identification No.: XX , hold RMB 1,574,540 in the registered capital in Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Infobird Digital Technology (Beijing) Co., Ltd (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Beijing Infobird (“My Shareholding”) during the term of this Power of Attorney:

授权WFOE作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：1）参加北京讯鸟的股东会；2）行使按照法律和北京讯鸟章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命北京讯鸟的法定代表人、董事、监事、总经理以及其他高级管理人员等。

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of Beijing Infobird; 2) exercising all the shareholder’s rights and shareholder's voting rights I am entitled to under the laws of China and Beijing Infobird Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the directors, supervisors, the chief executive officer and other senior management members of Beijing Infobird.

WFOE将有权代表本人签署本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的独家购买权协议以及本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的股权质押协议（包括上述文件的修改、修订或重述，合称“交易文件”）中约定的需由本人签署的所有文件，如期履行交易文件，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 and the Equity Pledge Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

WFOE就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

秘密文件 Strictly Confidential

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。如果中国法律有要求，WFOE应指派中国公民行使上述权利。

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights.

在本人为北京讯鸟的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

During the period that I am a shareholder of Beijing Infobird, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给WFOE的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

翁兵 Weng Bing 签字： By: /s/ Weng Bing

秘密文件 Strictly Confidential

承认：

Acknowledged by：

讯鸟数字科技（北京）有限公司 （章）

Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：

By: /s/ Wu Yimin

姓名： 吴益民

Name: Wu Yimin

职位： 法定代表人

Title: Legal Representative

秘密文件 Strictly Confidential

授权委托书

Power of Attorney

本人，孟继，一位中国公民，身份证号码：XX，在本授权委托书签署之日拥有北京讯鸟软件有限公司（“北京讯鸟”）人民币473,380元的注册资本。就本人在北京讯鸟现时和将来持有的股权（“本人股权”），本人特此不可撤销地授权讯鸟数字科技（北京）有限公司（“WFOE”）在本授权委托书的有效期内行使如下权利：

I, Meng Ji, a Chinese citizen with Chinese Identification No.: XX , hold RMB 473,380 in the registered capital in Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Infobird Digital Technology (Beijing) Co., Ltd (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Beijing Infobird (“My Shareholding”) during the term of this Power of Attorney:

授权WFOE作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：1）参加北京讯鸟的股东会；2）行使按照法律和北京讯鸟章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命北京讯鸟的法定代表人、董事、监事、总经理以及其他高级管理人员等。

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of Beijing Infobird; 2) exercising all the shareholder’s rights and shareholder's voting rights I am entitled to under the laws of China and Beijing Infobird Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the directors, supervisors, the chief executive officer and other senior management members of Beijing Infobird.

WFOE将有权代表本人签署本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的独家购买权协议以及本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的股权质押协议（包括上述文件的修改、修订或重述，合称“交易文件”）中约定的需由本人签署的所有文件，如期履行交易文件，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 and the Equity Pledge Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

WFOE就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

秘密文件 Strictly Confidential

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。如果中国法律有要求，WFOE应指派中国公民行使上述权利。

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights.

在本人为北京讯鸟的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

During the period that I am a shareholder of Beijing Infobird, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给WFOE的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

孟继 Meng Ji 签字： By: /s/ Meng Ji

秘密文件 Strictly Confidential

承认：

Acknowledged by：

讯鸟数字科技（北京）有限公司 （章）

Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：

By: /s/ Wu Yimin

姓名： 吴益民

Name: Wu Yimin

职位： 法定代表人

Title: Legal Representative

秘密文件 Strictly Confidential

授权委托书

Power of Attorney

本人，王江，一位中国公民，身份证号码：XX，在本授权委托书签署之日拥有北京讯鸟软件有限公司（“北京讯鸟”）人民币94,680元的注册资本。就本人在北京讯鸟现时和将来持有的股权（“本人股权”），本人特此不可撤销地授权讯鸟数字科技（北京）有限公司（“WFOE”）在本授权委托书的有效期内行使如下权利：

I, Wang Jiang, a Chinese citizen with Chinese Identification No.: XX , hold RMB 94,680 in the registered capital in Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Infobird Digital Technology (Beijing) Co., Ltd (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Beijing Infobird (“My Shareholding”) during the term of this Power of Attorney:

授权WFOE作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：1）参加北京讯鸟的股东会；2）行使按照法律和北京讯鸟章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命北京讯鸟的法定代表人、董事、监事、总经理以及其他高级管理人员等。

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of Beijing Infobird; 2) exercising all the shareholder’s rights and shareholder's voting rights I am entitled to under the laws of China and Beijing Infobird Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the directors, supervisors, the chief executive officer and other senior management members of Beijing Infobird.

WFOE将有权代表本人签署本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的独家购买权协议以及本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的股权质押协议（包括上述文件的修改、修订或重述，合称“交易文件”）中约定的需由本人签署的所有文件，如期履行交易文件，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 and the Equity Pledge Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

WFOE就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

秘密文件 Strictly Confidential

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。如果中国法律有要求，WFOE应指派中国公民行使上述权利。

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights.

在本人为北京讯鸟的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

During the period that I am a shareholder of Beijing Infobird, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给WFOE的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

王江 Wang Jiang 签字： By: /s/ Wang Jiang

秘密文件 Strictly Confidential

承认：

Acknowledged by：

讯鸟数字科技（北京）有限公司 （章）

Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：

By: /s/ Wu Yimin

姓名： 吴益民

Name: Wu Yimin

职位： 法定代表人

Title: Legal Representative

秘密文件 Strictly Confidential

授权委托书

Power of Attorney

本人，李玉江，一位中国公民，身份证号码：XX，在本授权委托书签署之日拥有北京讯鸟软件有限公司（“北京讯鸟”）人民币368,387元的注册资本。就本人在北京讯鸟现时和将来持有的股权（“本人股权”），本人特此不可撤销地授权讯鸟数字科技（北京）有限公司（“WFOE”）在本授权委托书的有效期内行使如下权利：

I, Li Yujiang, a Chinese citizen with Chinese Identification No.: XX , hold RMB 368,387 in the registered capital in Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Infobird Digital Technology (Beijing) Co., Ltd (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Beijing Infobird (“My Shareholding”) during the term of this Power of Attorney:

授权WFOE作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：1）参加北京讯鸟的股东会；2）行使按照法律和北京讯鸟章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命北京讯鸟的法定代表人、董事、监事、总经理以及其他高级管理人员等。

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of Beijing Infobird; 2) exercising all the shareholder’s rights and shareholder's voting rights I am entitled to under the laws of China and Beijing Infobird Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the directors, supervisors, the chief executive officer and other senior management members of Beijing Infobird.

WFOE将有权代表本人签署本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的独家购买权协议以及本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的股权质押协议（包括上述文件的修改、修订或重述，合称“交易文件”）中约定的需由本人签署的所有文件，如期履行交易文件，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 and the Equity Pledge Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

WFOE就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

秘密文件 Strictly Confidential

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。如果中国法律有要求，WFOE应指派中国公民行使上述权利。

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights.

在本人为北京讯鸟的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

During the period that I am a shareholder of Beijing Infobird, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给WFOE的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

李玉江 Li Yujiang 签字： By: /s/ Li Yujiang

秘密文件 Strictly Confidential

承认：

Acknowledged by：

讯鸟数字科技（北京）有限公司（章）

Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：

By: /s/ Wu Yimin

姓名： 吴益民

Name: Wu Yimin

职位： 法定代表人

Title: Legal Representative

秘密文件 Strictly Confidential

授权委托书

Power of Attorney

本人，陈勇良，一位中国公民，身份证号码：XX，在本授权委托书签署之日拥有北京讯鸟软件有限公司（“北京讯鸟”）人民币529,140元的注册资本。就本人在北京讯鸟现时和将来持有的股权（“本人股权”），本人特此不可撤销地授权讯鸟数字科技（北京）有限公司（“WFOE”）在本授权委托书的有效期内行使如下权利：

I, Chen Yongliang, a Chinese citizen with Chinese Identification No.: XX , hold RMB 529,140 in the registered capital in Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Infobird Digital Technology (Beijing) Co., Ltd (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Beijing Infobird (“My Shareholding”) during the term of this Power of Attorney:

授权WFOE作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：1）参加北京讯鸟的股东会；2）行使按照法律和北京讯鸟章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命北京讯鸟的法定代表人、董事、监事、总经理以及其他高级管理人员等。

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of Beijing Infobird; 2) exercising all the shareholder’s rights and shareholder's voting rights I am entitled to under the laws of China and Beijing Infobird Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the directors, supervisors, the chief executive officer and other senior management members of Beijing Infobird.

WFOE将有权代表本人签署本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的独家购买权协议以及本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的股权质押协议（包括上述文件的修改、修订或重述，合称“交易文件”）中约定的需由本人签署的所有文件，如期履行交易文件，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th , 2020 and the Equity Pledge Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th , 2020 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

WFOE就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

秘密文件 Strictly Confidential

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。如果中国法律有要求，WFOE应指派中国公民行使上述权利。

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights.

在本人为北京讯鸟的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

During the period that I am a shareholder of Beijing Infobird, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给WFOE的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

陈勇良 Chen Yongliang 签字： By: /s/ Chen Yongliang

秘密文件 Strictly Confidential

承认：

Acknowledged by：

讯鸟数字科技（北京）有限公司 （章）

Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：

By: /s/ Wu Yimin

姓名： 吴益民

Name: Wu Yimin

职位： 法定代表人

Title: Legal Representative

秘密文件 Strictly Confidential

授权委托书

Power of Attorney

本人，邱平荣，一位中国公民，身份证号码：XX，在本授权委托书签署之日拥有北京讯鸟软件有限公司（“北京讯鸟”）人民币482,597.06元的注册资本。就本人在北京讯鸟现时和将来持有的股权（“本人股权”），本人特此不可撤销地授权讯鸟数字科技（北京）有限公司（“WFOE”）在本授权委托书的有效期内行使如下权利：

I, Qiu Pingrong, a Chinese citizen with Chinese Identification No.: XX , hold RMB 482,597.06 in the registered capital in Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Infobird Digital Technology (Beijing) Co., Ltd (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Beijing Infobird (“My Shareholding”) during the term of this Power of Attorney:

授权WFOE作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：1）参加北京讯鸟的股东会；2）行使按照法律和北京讯鸟章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命北京讯鸟的法定代表人、董事、监事、总经理以及其他高级管理人员等。

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of Beijing Infobird; 2) exercising all the shareholder’s rights and shareholder's voting rights I am entitled to under the laws of China and Beijing Infobird Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the directors, supervisors, the chief executive officer and other senior management members of Beijing Infobird.

WFOE将有权代表本人签署本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的独家购买权协议以及本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的股权质押协议（包括上述文件的修改、修订或重述，合称“交易文件”）中约定的需由本人签署的所有文件，如期履行交易文件，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 and the Equity Pledge Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

WFOE就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

秘密文件 Strictly Confidential

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。如果中国法律有要求，WFOE应指派中国公民行使上述权利。

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights.

在本人为北京讯鸟的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

During the period that I am a shareholder of Beijing Infobird, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给WFOE的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

邱平荣 Qiu Pingrong 签字： By: /s/ Qiu Pingrong

秘密文件 Strictly Confidential

承认：

Acknowledged by：

讯鸟数字科技（北京）有限公司 （章）

Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：

By: /s/ Wu Yimin

姓名： 吴益民

Name: Wu Yimin

职位： 法定代表人

Title: Legal Representative

秘密文件 Strictly Confidential

授权委托书

Power of Attorney

本人，李治国，一位中国公民，身份证号码：XX，在本授权委托书签署之日拥有北京讯鸟软件有限公司（“北京讯鸟”）人民币148,384元的注册资本。就本人在北京讯鸟现时和将来持有的股权（“本人股权”），本人特此不可撤销地授权讯鸟数字科技（北京）有限公司（“WFOE”）在本授权委托书的有效期内行使如下权利：

I, Li Zhiguo, a Chinese citizen with Chinese Identification No.: XX , hold RMB 148,384 in the registered capital in Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Infobird Digital Technology (Beijing) Co., Ltd (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Beijing Infobird (“My Shareholding”) during the term of this Power of Attorney:

授权WFOE作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：1）参加北京讯鸟的股东会；2）行使按照法律和北京讯鸟章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命北京讯鸟的法定代表人、董事、监事、总经理以及其他高级管理人员等。

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of Beijing Infobird; 2) exercising all the shareholder’s rights and shareholder's voting rights I am entitled to under the laws of China and Beijing Infobird Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the directors, supervisors, the chief executive officer and other senior management members of Beijing Infobird.

WFOE将有权代表本人签署本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的独家购买权协议以及本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的股权质押协议（包括上述文件的修改、修订或重述，合称“交易文件”）中约定的需由本人签署的所有文件，如期履行交易文件，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 and the Equity Pledge Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

WFOE就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

秘密文件 Strictly Confidential

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。如果中国法律有要求，WFOE应指派中国公民行使上述权利。

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights.

在本人为北京讯鸟的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

During the period that I am a shareholder of Beijing Infobird, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给WFOE的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

李治国 Li Zhiguo 签字： By: /s/ Li Zhiguo

秘密文件 Strictly Confidential

承认：

Acknowledged by：

讯鸟数字科技（北京）有限公司（章）

Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：

By: /s/ Wu Yimin

姓名： 吴益民

Name: Wu Yimin

职位： 法定代表人

Title: Legal Representative

秘密文件 Strictly Confidential

授权委托书

Power of Attorney

本人，喻濯珂，一位中国公民，身份证号码：XX，在本授权委托书签署之日拥有北京讯鸟软件有限公司（“北京讯鸟”）人民币818,943元的注册资本。就本人在北京讯鸟现时和将来持有的股权（“本人股权”），本人特此不可撤销地授权讯鸟数字科技（北京）有限公司（“WFOE”）在本授权委托书的有效期内行使如下权利：

I, Yu Zhuoke, a Chinese citizen with Chinese Identification No.: XX , hold RMB 818,943 in the registered capital in Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Infobird Digital Technology (Beijing) Co., Ltd (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Beijing Infobird (“My Shareholding”) during the term of this Power of Attorney:

授权WFOE作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：1）参加北京讯鸟的股东会；2）行使按照法律和北京讯鸟章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命北京讯鸟的法定代表人、董事、监事、总经理以及其他高级管理人员等。

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of Beijing Infobird; 2) exercising all the shareholder’s rights and shareholder's voting rights I am entitled to under the laws of China and Beijing Infobird Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the directors, supervisors, the chief executive officer and other senior management members of Beijing Infobird.

WFOE将有权代表本人签署本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的独家购买权协议以及本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的股权质押协议（包括上述文件的修改、修订或重述，合称“交易文件”）中约定的需由本人签署的所有文件，如期履行交易文件，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 and the Equity Pledge Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

WFOE就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

秘密文件 Strictly Confidential

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。如果中国法律有要求，WFOE应指派中国公民行使上述权利。

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights.

在本人为北京讯鸟的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

During the period that I am a shareholder of Beijing Infobird, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给WFOE的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

喻濯珂 Yu Zhuoke 签字： By: /s/ Yu Zhuoke

秘密文件 Strictly Confidential

承认：

Acknowledged by：

讯鸟数字科技（北京）有限公司 （章）

Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：

By: /s/ Wu Yimin

姓名： 吴益民

Name: Wu Yimin

职位： 法定代表人

Title: Legal Representative

秘密文件 Strictly Confidential

授权委托书

Power of Attorney

本人，王睿，一位中国公民，身份证号码：XX，在本授权委托书签署之日拥有北京讯鸟软件有限公司（“北京讯鸟”）人民币818,943元的注册资本。就本人在北京讯鸟现时和将来持有的股权（“本人股权”），本人特此不可撤销地授权讯鸟数字科技（北京）有限公司（“WFOE”）在本授权委托书的有效期内行使如下权利：

I, Wang Rui, a Chinese citizen with Chinese Identification No.: XX , hold RMB 818,943 in the registered capital in Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Infobird Digital Technology (Beijing) Co., Ltd (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Beijing Infobird (“My Shareholding”) during the term of this Power of Attorney:

授权WFOE作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：1）参加北京讯鸟的股东会；2）行使按照法律和北京讯鸟章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命北京讯鸟的法定代表人、董事、监事、总经理以及其他高级管理人员等。

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of Beijing Infobird; 2) exercising all the shareholder’s rights and shareholder's voting rights I am entitled to under the laws of China and Beijing Infobird Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the directors, supervisors, the chief executive officer and other senior management members of Beijing Infobird.

WFOE将有权代表本人签署本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的独家购买权协议以及本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的股权质押协议（包括上述文件的修改、修订或重述，合称“交易文件”）中约定的需由本人签署的所有文件，如期履行交易文件，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 and the Equity Pledge Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

WFOE就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

秘密文件 Strictly Confidential

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。如果中国法律有要求，WFOE应指派中国公民行使上述权利。

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights.

在本人为北京讯鸟的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

During the period that I am a shareholder of Beijing Infobird, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给WFOE的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

王睿 Wang Rui 签字： By: /s/ Wang Rui

秘密文件 Strictly Confidential

承认：

Acknowledged by：

讯鸟数字科技（北京）有限公司 （章）

Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：

By: /s/ Wu Yimin

姓名： 吴益民

Name: Wu Yimin

职位： 法定代表人

Title: Legal Representative

秘密文件 Strictly Confidential

授权委托书

Power of Attorney

本人，郭建峰，一位中国公民，身份证号码：XX，在本授权委托书签署之日拥有北京讯鸟软件有限公司（“北京讯鸟”）人民币8733元的注册资本。就本人在北京讯鸟现时和将来持有的股权（“本人股权”），本人特此不可撤销地授权讯鸟数字科技（北京）有限公司（“WFOE”）在本授权委托书的有效期内行使如下权利：

I, Guo Jianfeng, a Chinese citizen with Chinese Identification No.: XX , hold RMB 8733 in the registered capital in Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Infobird Digital Technology (Beijing) Co., Ltd (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Beijing Infobird (“My Shareholding”) during the term of this Power of Attorney:

授权WFOE作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：1）参加北京讯鸟的股东会；2）行使按照法律和北京讯鸟章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命北京讯鸟的法定代表人、董事、监事、总经理以及其他高级管理人员等。

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of Beijing Infobird; 2) exercising all the shareholder’s rights and shareholder's voting rights I am entitled to under the laws of China and Beijing Infobird Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the directors, supervisors, the chief executive officer and other senior management members of Beijing Infobird.

WFOE将有权代表本人签署本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的独家购买权协议以及本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的股权质押协议（包括上述文件的修改、修订或重述，合称“交易文件”）中约定的需由本人签署的所有文件，如期履行交易文件，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 and the Equity Pledge Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

WFOE就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

秘密文件 Strictly Confidential

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。如果中国法律有要求，WFOE应指派中国公民行使上述权利。

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights.

在本人为北京讯鸟的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

During the period that I am a shareholder of Beijing Infobird, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给WFOE的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

郭建峰 Guo Jianfeng 签字： By: /s/ Guo Jianfeng

秘密文件 Strictly Confidential

承认：

Acknowledged by：

讯鸟数字科技（北京）有限公司 （章）

Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：

By: /s/ Wu Yimin

姓名： 吴益民

Name: Wu Yimin

职位： 法定代表人

Title: Legal Representative

秘密文件 Strictly Confidential

授权委托书

Power of Attorney

本人，洪浩，一位中国公民，身份证号码：XX，在本授权委托书签署之日拥有北京讯鸟软件有限公司（“北京讯鸟”）人民币8733元的注册资本。就本人在北京讯鸟现时和将来持有的股权（“本人股权”），本人特此不可撤销地授权讯鸟数字科技（北京）有限公司（“WFOE”）在本授权委托书的有效期内行使如下权利：

I, Hong Hao a Chinese citizen with Chinese Identification No.: XX , hold RMB 8733 in the registered capital in Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Infobird Digital Technology (Beijing) Co., Ltd (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Beijing Infobird (“My Shareholding”) during the term of this Power of Attorney:

授权WFOE作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：1）参加北京讯鸟的股东会；2）行使按照法律和北京讯鸟章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命北京讯鸟的法定代表人、董事、监事、总经理以及其他高级管理人员等。

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of Beijing Infobird; 2) exercising all the shareholder’s rights and shareholder's voting rights I am entitled to under the laws of China and Beijing Infobird Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the directors, supervisors, the chief executive officer and other senior management members of Beijing Infobird.

WFOE将有权代表本人签署本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的独家购买权协议以及本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的股权质押协议（包括上述文件的修改、修订或重述，合称“交易文件”）中约定的需由本人签署的所有文件，如期履行交易文件，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 and the Equity Pledge Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

WFOE就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

秘密文件 Strictly Confidential

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。如果中国法律有要求，WFOE应指派中国公民行使上述权利。

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights.

在本人为北京讯鸟的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

During the period that I am a shareholder of Beijing Infobird, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给WFOE的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

洪浩 Hong Hao 签字： By: /s/ Hong Hao

秘密文件 Strictly Confidential

承认：

Acknowledged by：

讯鸟数字科技（北京）有限公司 （章）

Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：

By: /s/ Wu Yimin

姓名： 吴益民

Name: Wu Yimin

职位： 法定代表人

Title: Legal Representative

秘密文件 Strictly Confidential

授权委托书

Power of Attorney

本人，鞠静，一位中国公民，身份证号码：XX，在本授权委托书签署之日拥有北京讯鸟软件有限公司（“北京讯鸟”）人民币43,698元的注册资本。就本人在北京讯鸟现时和将来持有的股权（“本人股权”），本人特此不可撤销地授权讯鸟数字科技（北京）有限公司（“WFOE”）在本授权委托书的有效期内行使如下权利：

I, Ju Jing, a Chinese citizen with Chinese Identification No.: XX , hold RMB 43,698 in the registered capital in Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Infobird Digital Technology (Beijing) Co., Ltd (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Beijing Infobird (“My Shareholding”) during the term of this Power of Attorney:

授权WFOE作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：1）参加北京讯鸟的股东会；2）行使按照法律和北京讯鸟章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命北京讯鸟的法定代表人、董事、监事、总经理以及其他高级管理人员等。

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of Beijing Infobird; 2) exercising all the shareholder’s rights and shareholder's voting rights I am entitled to under the laws of China and Beijing Infobird Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the directors, supervisors, the chief executive officer and other senior management members of Beijing Infobird.

WFOE将有权代表本人签署本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的独家购买权协议以及本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的股权质押协议（包括上述文件的修改、修订或重述，合称“交易文件”）中约定的需由本人签署的所有文件，如期履行交易文件，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 and the Equity Pledge Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

WFOE就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

秘密文件 Strictly Confidential

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。如果中国法律有要求，WFOE应指派中国公民行使上述权利。

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights.

在本人为北京讯鸟的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

During the period that I am a shareholder of Beijing Infobird, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给WFOE的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

鞠静 Ju Jing 签字： By: /s/ Ju Jing

秘密文件 Strictly Confidential

承认：

Acknowledged by：

讯鸟数字科技（北京）有限公司（章）

Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：

By: /s/ Wu Yimin

姓名： 吴益民

Name: Wu Yimin

职位： 法定代表人

Title: Legal Representative

秘密文件 Strictly Confidential

授权委托书

Power of Attorney

本人，吴为民，一位中国公民，身份证号码：XX，在本授权委托书签署之日拥有北京讯鸟软件有限公司（“北京讯鸟”）人民币523,693元的注册资本。就本人在北京讯鸟现时和将来持有的股权（“本人股权”），本人特此不可撤销地授权讯鸟数字科技（北京）有限公司（“WFOE”）在本授权委托书的有效期内行使如下权利：

I, Wu Weimin, a Chinese citizen with Chinese Identification No.: XX, hold RMB 523,693 in the registered capital in Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Infobird Digital Technology (Beijing) Co., Ltd (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Beijing Infobird (“My Shareholding”) during the term of this Power of Attorney:

授权WFOE作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：1）参加北京讯鸟的股东会；2）行使按照法律和北京讯鸟章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命北京讯鸟的法定代表人、董事、监事、总经理以及其他高级管理人员等。

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of Beijing Infobird; 2) exercising all the shareholder’s rights and shareholder's voting rights I am entitled to under the laws of China and Beijing Infobird Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the directors, supervisors, the chief executive officer and other senior management members of Beijing Infobird.

WFOE将有权代表本人签署本人与WFOE、北京讯鸟于2020年 5月 27 日签署的独家购买权协议以及本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的股权质押协议（包括上述文件的修改、修订或重述，合称“交易文件”）中约定的需由本人签署的所有文件，如期履行交易文件，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 and the Equity Pledge Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

WFOE就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

秘密文件 Strictly Confidential

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。如果中国法律有要求，WFOE应指派中国公民行使上述权利。

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights.

在本人为北京讯鸟的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

During the period that I am a shareholder of Beijing Infobird, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给WFOE的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

吴为民 Wu Weimin 签字： By: /s/ Wu Weimin

秘密文件 Strictly Confidential

承认：

Acknowledged by：

讯鸟数字科技（北京）有限公司 （章）

Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：

By: /s/ Wu Yimin

姓名： 吴益民

Name: Wu Yimin

职位： 法定代表人

Title: Legal Representative

秘密文件 Strictly Confidential

授权委托书

Power of Attorney

本人，苗满林，一位中国公民，身份证号码：XX，在本授权委托书签署之日拥有北京讯鸟软件有限公司（“北京讯鸟”）人民币87,282元的注册资本。就本人在北京讯鸟现时和将来持有的股权（“本人股权”），本人特此不可撤销地授权讯鸟数字科技（北京）有限公司（“WFOE”）在本授权委托书的有效期内行使如下权利：

I, Miao Manlin, a Chinese citizen with Chinese Identification No.: XX , hold RMB 87,282 in the registered capital in Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Infobird Digital Technology (Beijing) Co., Ltd (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Beijing Infobird (“My Shareholding”) during the term of this Power of Attorney:

授权WFOE作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：1）参加北京讯鸟的股东会；2）行使按照法律和北京讯鸟章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命北京讯鸟的法定代表人、董事、监事、总经理以及其他高级管理人员等。

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of Beijing Infobird; 2) exercising all the shareholder’s rights and shareholder's voting rights I am entitled to under the laws of China and Beijing Infobird Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the directors, supervisors, the chief executive officer and other senior management members of Beijing Infobird.

WFOE将有权代表本人签署本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的独家购买权协议以及本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的股权质押协议（包括上述文件的修改、修订或重述，合称“交易文件”）中约定的需由本人签署的所有文件，如期履行交易文件，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 and the Equity Pledge Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

WFOE就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

秘密文件 Strictly Confidential

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。如果中国法律有要求，WFOE应指派中国公民行使上述权利。

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights.

在本人为北京讯鸟的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

During the period that I am a shareholder of Beijing Infobird, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给WFOE的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

苗满林 Miao Manlin 签字： By: /s/ Miao Manlin

秘密文件 Strictly Confidential

承认：

Acknowledged by：

讯鸟数字科技（北京）有限公司 （章）

Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：

By: /s/ Wu Yimin

姓名： 吴益民

Name: Wu Yimin

职位： 法定代表人

Title: Legal Representative

秘密文件 Strictly Confidential

授权委托书

Power of Attorney

本人，林军，一位中国公民，身份证号码：XX，在本授权委托书签署之日拥有北京讯鸟软件有限公司（“北京讯鸟”）人民币 43,641元的注册资本。就本人在北京讯鸟现时和将来持有的股权（“本人股权”），本人特此不可撤销地授权讯鸟数字科技（北京）有限公司（“WFOE”）在本授权委托书的有效期内行使如下权利：

I, Lin Jun, a Chinese citizen with Chinese Identification No.: XX , hold RMB 43,641 in the registered capital in Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Infobird Digital Technology (Beijing) Co., Ltd (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Beijing Infobird (“My Shareholding”) during the term of this Power of Attorney:

授权WFOE作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：1）参加北京讯鸟的股东会；2）行使按照法律和北京讯鸟章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命北京讯鸟的法定代表人、董事、监事、总经理以及其他高级管理人员等。

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of Beijing Infobird; 2) exercising all the shareholder’s rights and shareholder's voting rights I am entitled to under the laws of China and Beijing Infobird Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the directors, supervisors, the chief executive officer and other senior management members of Beijing Infobird.

WFOE将有权代表本人签署本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的独家购买权协议以及本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的股权质押协议（包括上述文件的修改、修订或重述，合称“交易文件”）中约定的需由本人签署的所有文件，如期履行交易文件，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 and the Equity Pledge Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

WFOE就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

秘密文件 Strictly Confidential

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。如果中国法律有要求，WFOE应指派中国公民行使上述权利。

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights.

在本人为北京讯鸟的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

During the period that I am a shareholder of Beijing Infobird, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给WFOE的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

林军 Lin Jun 签字： By: /s/ Lin Jun

秘密文件 Strictly Confidential

承认：

Acknowledged by：

讯鸟数字科技（北京）有限公司 （章）

Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：

By: /s/ Wu Yimin

姓名： 吴益民

Name: Wu Yimin

职位： 法定代表人

Title: Legal Representative

秘密文件 Strictly Confidential

授权委托书

Power of Attorney

本人，肖乐健，一位中国公民，身份证号码：XX，在本授权委托书签署之日拥有北京讯鸟软件有限公司（“北京讯鸟”）人民币349,298元的注册资本。就本人在北京讯鸟现时和将来持有的股权（“本人股权”），本人特此不可撤销地授权讯鸟数字科技（北京）有限公司（“WFOE”）在本授权委托书的有效期内行使如下权利：

I, Xiao Lejian, a Chinese citizen with Chinese Identification No.: XX , hold RMB 349,298 in the registered capital in Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Infobird Digital Technology (Beijing) Co., Ltd (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Beijing Infobird (“My Shareholding”) during the term of this Power of Attorney:

授权WFOE作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：1）参加北京讯鸟的股东会；2）行使按照法律和北京讯鸟章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命北京讯鸟的法定代表人、董事、监事、总经理以及其他高级管理人员等。

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of Beijing Infobird; 2) exercising all the shareholder’s rights and shareholder's voting rights I am entitled to under the laws of China and Beijing Infobird Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the directors, supervisors, the chief executive officer and other senior management members of Beijing Infobird.

WFOE将有权代表本人签署本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的独家购买权协议以及本人与WFOE、北京讯鸟于2020年 5月 27 日签署的股权质押协议（包括上述文件的修改、修订或重述，合称“交易文件”）中约定的需由本人签署的所有文件，如期履行交易文件，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 and the Equity Pledge Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

WFOE就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

秘密文件 Strictly Confidential

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。如果中国法律有要求，WFOE应指派中国公民行使上述权利。

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights.

在本人为北京讯鸟的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

During the period that I am a shareholder of Beijing Infobird, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给WFOE的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

肖乐健 Xiao Lejian 签字： By: /s/ Xiao Lejian

秘密文件 Strictly Confidential

承认：

Acknowledged by：

讯鸟数字科技（北京）有限公司（章）

Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：

By: /s/ Wu Yimin

姓名： 吴益民

Name: Wu Yimin

职位： 法定代表人

Title: Legal Representative

秘密文件 Strictly Confidential

授权委托书

Power of Attorney

本人，闫林德，一位中国公民，身份证号码：XX，在本授权委托书签署之日拥有北京讯鸟软件有限公司（“北京讯鸟”）人民币43,641元的注册资本。就本人在北京讯鸟现时和将来持有的股权（“本人股权”），本人特此不可撤销地授权讯鸟数字科技（北京）有限公司（“WFOE”）在本授权委托书的有效期内行使如下权利：

I, Yan Linde, a Chinese citizen with Chinese Identification No.: XX, hold RMB 43,641 in the registered capital in Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Infobird Digital Technology (Beijing) Co., Ltd (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Beijing Infobird (“My Shareholding”) during the term of this Power of Attorney:

授权WFOE作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：1）参加北京讯鸟的股东会；2）行使按照法律和北京讯鸟章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命北京讯鸟的法定代表人、董事、监事、总经理以及其他高级管理人员等。

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of Beijing Infobird; 2) exercising all the shareholder’s rights and shareholder's voting rights I am entitled to under the laws of China and Beijing Infobird Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the directors, supervisors, the chief executive officer and other senior management members of Beijing Infobird.

WFOE将有权代表本人签署本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的独家购买权协议以及本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的股权质押协议（包括上述文件的修改、修订或重述，合称“交易文件”）中约定的需由本人签署的所有文件，如期履行交易文件，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 and the Equity Pledge Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

WFOE就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

秘密文件 Strictly Confidential

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。如果中国法律有要求，WFOE应指派中国公民行使上述权利。

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights.

在本人为北京讯鸟的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

During the period that I am a shareholder of Beijing Infobird, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给WFOE的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

闫林德 Yan Linde 签字： By: /s/ Yan Linde

秘密文件 Strictly Confidential

承认：

Acknowledged by：

讯鸟数字科技（北京）有限公司（章）

Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：

By: /s/ Wu Yimin

姓名： 吴益民

Name: Wu Yimin

职位： 法定代表人

Title: Legal Representative

秘密文件 Strictly Confidential

授权委托书

Power of Attorney

本人，林乃臻，一位中国公民，身份证号码：XX，在本授权委托书签署之日拥有北京讯鸟软件有限公司（“北京讯鸟”）人民币1,419,166元的注册资本。就本人在北京讯鸟现时和将来持有的股权（“本人股权”），本人特此不可撤销地授权讯鸟数字科技（北京）有限公司（“WFOE”）在本授权委托书的有效期内行使如下权利：

I, Lin Naizhen, a Chinese citizen with Chinese Identification No.: XX, hold RMB 1,419,166 in the registered capital in Beijing Infobird Software Co., Ltd. (“Beijing Infobird”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Infobird Digital Technology (Beijing) Co., Ltd (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Beijing Infobird (“My Shareholding”) during the term of this Power of Attorney:

授权WFOE作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：1）参加北京讯鸟的股东会；2）行使按照法律和北京讯鸟章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命北京讯鸟的法定代表人、董事、监事、总经理以及其他高级管理人员等。

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of Beijing Infobird; 2) exercising all the shareholder’s rights and shareholder's voting rights I am entitled to under the laws of China and Beijing Infobird Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the directors, supervisors, the chief executive officer and other senior management members of Beijing Infobird.

WFOE将有权代表本人签署本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的独家购买权协议以及本人与WFOE、北京讯鸟于2020年 5 月 27 日签署的股权质押协议（包括上述文件的修改、修订或重述，合称“交易文件”）中约定的需由本人签署的所有文件，如期履行交易文件，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 and the Equity Pledge Agreement entered into by and among me, WFOE and Beijing Infobird on May 27th, 2020 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

WFOE就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

秘密文件 Strictly Confidential

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。如果中国法律有要求，WFOE应指派中国公民行使上述权利。

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights.

在本人为北京讯鸟的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

During the period that I am a shareholder of Beijing Infobird, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给WFOE的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

林乃臻 Lin Naizhen 签字： By: /s/ Lin Naizhen

秘密文件 Strictly Confidential

承认：

Acknowledged by：

讯鸟数字科技（北京）有限公司 （章）

Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字：

By: /s/ Wu Yimin

姓名： 吴益民

Name: Wu Yimin

职位： 法定代表人

Title: Legal Representative

秘密文件 Strictly Confidential